UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 19, 2020

Valaris plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Cannon Street
London, England EC4N6EU
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, U.S. $0.40 par value	VAL*	New York Stock Exchange
4.70% Senior Notes due 2021	VAL21*	New York Stock Exchange
4.875% Senior Note due 2022	VAL/22*	New York Stock Exchange
4.50% Senior Notes due 2024	VAL24*	New York Stock Exchange
4.75% Senior Note due 2024	VAL/24*	New York Stock Exchange
8.00% Senior Notes due 2024	VAL24A*	New York Stock Exchange
5.20% Senior Notes due 2025	VAL25A*	New York Stock Exchange
7.375% Senior Note due 2025	VAL/25*	New York Stock Exchange
7.75% Senior Notes due 2026	VAL26*	New York Stock Exchange
5.4% Senior Note due 2042	VAL/42*	New York Stock Exchange
5.75% Senior Notes due 2044	VAL44*	New York Stock Exchange
5.85% Senior Note due 2044	VAL/44*	New York Stock Exchange

* On August 19, 2020, the New York Stock Exchange (“NYSE”) notified Valaris plc (“Valaris”) that the NYSE would apply to the Securities and Exchange Commission (the “SEC”) to delist the securities of Valaris. The delisting will be effective 10 days after a Form 25 is filed with the SEC by the NYSE. The deregistration of Valaris’ securities under Section 12(b) of the Exchange Act will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of Valaris’ securities under Section 12(b) of the Exchange Act, they will remain registered under Section 12(g) of the Exchange Act.
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed on August 19, 2020, Valaris plc (the “Company”) and 89 of its subsidiaries (collectively, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

On August 19, 2020, the Company was notified by the New York Stock Exchange (the “NYSE”) that, as a result of the Chapter 11 Cases, and in accordance with Section 802.01D of the NYSE Listed Company Manual, the NYSE has determined to commence proceedings to delist the Company’s common stock from the NYSE. The NYSE also indefinitely suspended trading of the Company’s common stock on August 19, 2020. The NYSE will apply to the Securities and Exchange Commission (the “SEC”) to delist the Company’s common stock upon completion of all applicable procedures.

The Company does not intend to appeal the NYSE determination. Therefore, the Company expects that its common stock will be delisted from the NYSE.

Effective as of August 19, 2020, trading of the Company’s common stock commenced in the OTC Pink Open Market under the symbol “VALPQ”. The OTC Pink Open Market is a significantly more limited market than the NYSE, and quotation on the OTC Pink Open Market likely results in a less liquid market for existing and potential holders of the Company’s common stock to trade the Company’s common stock and could further depress the trading price of its common stock. The Company can provide no assurance that its common stock will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Company’s common stock on this market, or whether the trading volume of the Company’s common stock will be sufficient to provide for an efficient trading market.

A copy of the Company’s press release, dated August 25, 2020, regarding the receipt of the notification from the NYSE is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.
The information set forth below in Item 8.01 of this Current Report on Form 8-K regarding the Interim Order (I) Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, and (II) Granting Related Relief Docket No. 110 (the “Order”) is incorporated herein by reference.

Item 8.01	Other Items.

On August 24, 2020, in connection with the Chapter 11 Cases, the Bankruptcy Court entered the Order. The Order is designed to assist the Debtors in preserving certain of their tax attributes by establishing, among other things, the procedures (including notice requirements) that certain stockholders and potential stockholders must comply with regarding transfers of the common stock (the “Procedures”), subject to certain exceptions as set forth in the Order. The Procedures, among other things, restrict certain transactions involving, and require notices of the holdings of and proposed transactions by, any person or entity that is or, as a result of such a transaction, would become a Substantial Shareholder (as defined below) of the Debtors’ common stock. For purposes of the Procedures, a “Substantial Shareholder” is any entity or individual person that has beneficial ownership (as determined in accordance with applicable rules under Section 382 of the Internal Revenue Code of 1986, as amended) of, after taking into account certain options or other similar rights to acquire beneficial ownership of common stock, at least 4.5% of all issued and outstanding shares common stock as of the petition date.

The terms and conditions of the Procedures were immediately effective and enforceable upon entry of the Order by the Bankruptcy Court. Any actions in violation of the Procedures (including the notice requirements) are null and void ab initio and may be punished by contempt or other sanctions imposed by the Bankruptcy Court.

The foregoing description of the Order does not purport to be complete and is qualified in its entirety by reference to the full text of the Order, which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

4.1*
Interim Order [I] Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock, and [II] Granting Related Relief Docket No. 110.

99.1*	Press Release Dated August 25, 2020
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).
*	Included herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris plc

Date: August 25, 2020	/s/ Michael T. McGuinty
Michael T. McGuinty
Senior Vice President and General Counsel

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